                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                 May 6, 1997
                                 -----------
                        (Date of Earliest Event Reported)


                                 AGRISTAR INC.
                                 -------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   1-10192             76-0232200
          --------                   -------             ----------
(State or other Jurisdiction)   (Commission File No.) (IRS Employer I.D. No.)



                                  100 Hawthorn Road
                                     P.O. Box 778
                                 Conroe, Texas  77301
                                 --------------------
                        (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code:  (409)760-3433


                                   N/A
                                   ---
       (Former Name or Former Address, if Changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          On May 6, 1997, Dr. Dominic Man Kit Lam, the sole remaining director of Agristar Inc. (the "Company"), appointed Carol Novick to fill a vacancy on the Company's Board of Directors pursuant to Section 223 of the Delaware General Corporation Law and to serve as its President and Secretary pursuant to Section 142 thereof. Immediately thereafter, Dr. Lam resigned from the Company's Board of Directors. Dr. Lam did not disclose any disagreement with the Company on any matter relating to its operations, policies or practices in connection with his resignation. A copy of Dr. Lam's letter is attached hereto as Exhibit 17 to this Report.

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          Exhibit 17 - Letter regarding resignation of director, dated May
                       8, 1997.

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AGRISTAR INC.


Date: May 12, 1997                By /s/ Carol Novick
     ---------------                --------------------------------------
                                    Carol Novick
                              President, Secretary and Director